UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

GLOBAL CASH ACCESS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition.

On February 28, 2008, Global Cash Access Holdings, Inc. issued a press release announcing its results of operations for the fiscal year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

On February 28, 2008, Global Cash Access Holdings, Inc. held a conference call to discuss its results of operations for the fiscal year ended December 31, 2007 and other matters. A transcript of the call is attached hereto as Exhibit 99.2. During the call Mr. Scott Betts stated, “Capital expenditures including intangibles were $11 million for the fourth quarter of 2007.” The company expects that capital expenditures including intangibles will be $11 million for the year ended December 31, 2007.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document

99.1	Press Release announcing results of operations for the fiscal year ended December 31, 2007.

99.2	Transcript of conference call held on February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.
Date: March 3, 2008	By:	/s/ Scott Betts

Scott Betts, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release announcing results of operations for the fiscal year ended December 31, 2007.

99.2	Transcript of conference call held on February 28, 2008.